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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 15, 2002


                               Arch Wireless, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware               000-23232/001-14248            31-1358569
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)               File Numbers)           Identification No.)

       1800 West Park Drive, Suite 250
               Westborough, MA                                     01581
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         As previously reported in Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 26, 2001 and December 11, 2001, certain holders of 12-3/4% Senior Notes due 2007 of Arch Wireless Communications, Inc. ("AWCI"), a wholly-owned subsidiary of Arch Wireless, Inc. (the "Registrant"), filed an involuntary petition against AWCI on November 9, 2001 under chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in United States Bankruptcy Court for the District of Massachusetts, Western Division (the "Bankruptcy Court"). On December 6, 2001, AWCI consented to the involuntary petition and the Bankruptcy Court entered an order for relief with respect to AWCI under Chapter 11 of the Bankruptcy Code. Also on December 6, 2001, the Registrant and 19 of the Registrant's other wholly-owned, domestic subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court. These cases are being jointly administered under the docket for Arch Wireless, Inc., et al., Case No. 01-47330-HJB. The Registrant and its domestic subsidiaries are operating their businesses and managing their property as debtors in possession under the Bankruptcy Code.

         On January 15, 2002, the Registrant and its domestic subsidiaries filed a Joint Plan of Reorganization (the "Plan") with the Bankruptcy Court. The Plan is attached to this Current Report on Form 8-K as Exhibit 2.1, and the information contained in the Plan is incorporated herein by reference.

         A copy of the press release issued by the Registrant on January 15, 2002 relating to the filing of the Plan is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     EXHIBIT NO.           DESCRIPTION
     -----------           -----------

           2.1 Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated January 15, 2002.

          99.1 Press release, dated January 15, 2002, announcing filing of Joint Plan of Reorganization.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 15, 2002                  ARCH WIRELESS, INC.



                                         By:  /s/ J. ROY POTTLE
                                            ------------------------------------
                                         Name:  J. Roy Pottle
                                         Title: Executive Vice President and
                                                Chief Financial Officer







                                  EXHIBIT INDEX


        EXHIBIT NO.           DESCRIPTION
        -----------           -----------

           2.1 Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated January 15, 2002.

          99.1 Press release, dated January 15, 2002, announcing filing of Joint Plan of Reorganization.